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                                                                  Exhibit 10.52



                        CHEMGENICS PHARMACEUTICALS, INC.
                               One Kendall Square
                                  Building 300
                               Cambridge, MA 02139

                        MILLENNIUM PHARMACEUTICALS, INC.
                               640 Memorial Drive
                               Cambridge, MA 02139

                                January 17, 1997

Pfizer, Inc.
235 East 42nd Street
New York, NY 10017

Gentlemen:

     ChemGenics Pharmaceuticals, Inc. ("ChemGenics") proposes to enter into an Agreement and Plan of Merger (the "Merger Agreement") with Millennium Pharmaceuticals, Inc., a Delaware corporation ("Millennium") and CPI Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Millennium ("CPI"), pursuant to which, among other things, CPI will be merged with and into ChemGenics and ChemGenics will become a wholly-owned subsidiary of Millennium (the "Merger"). Effective upon the filing of the Certificate of Merger with the Secretary of State of the State of Delaware (the "Effective Time") shares of common stock $.001 par value, of ChemGenics ("ChemGenics Common Stock") immediately prior to the Merger will be converted into the right to receive shares of Common Stock, $.001 par value of Millennium ("Millennium Common Stock") in accordance with the terms of the Merger Agreement.

     Reference is hereby made to the Standstill Agreement dated as of February 9, 1995 by and between ChemGenics and Pfizer, Inc. ("Pfizer") (the "Standstill Agreement"), pursuant to which certain limitations and restrictions have been imposed on the actions of Pfizer with respect to ChemGenics and the capital stock of ChemGenics.

    Now therefore, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the undersigned parties hereto agree as follows:


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Pfizer, Inc.
January 17, 1997
Page 2

     1. The undersigned hereby agree and acknowledge that the Standstill Agreement shall remain in full force and effect following the Effective Time, with all references therein to the "Company" being deemed to refer to Millennium, and all references to "Voting Securities" being deemed to refer to shares of Millennium Common Stock or any other securities convertible into, exchangeable for or exercisable for Common Stock of Millennium.

     2. Each party hereby agrees, at any time and from time to time after the date hereof, at the reasonable request of the other party, to execute and deliver such other agreements, certificates or instruments as may be reasonably requested in order to more effectively evidence the foregoing agreement.

     3. The parties hereby ratify and confirm all of the provisions of the Standstill Agreement, as modified hereby, and agree and acknowledge that the Standstill Agreement, as so modified, remains in full force and effect.

     4. This Letter Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Letter Agreement as of the date first written above.

                                                CHEMGENICS PHARMACEUTICALS, INC.

                                                By: /s/  Barry Berkowitz
                                                   -----------------------------
                                                   Title: President

                                                PFIZER, INC.

                                                By: /s/
                                                   -----------------------------
                                                   Title: Vice President

                                                MILLENNIUM PHARMACEUTICALS, INC.

                                                By: /s/ Mark J. Levin
                                                   -----------------------------
                                                   Title: President